Exhibit 10.1

CONSENT AND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS CONSENT AND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this ____ day of May 2011 by and between Silicon Valley Bank (“Bank”), on the one side, and DecisionPoint Systems, Inc., a Delaware corporation (“DSI”), DecisionPoint Systems Group, Inc., a Delaware corporation (“DSG”), DecisionPoint Systems CA, Inc., a California corporation (“DSCA”), DecisionPoint Systems CT, Inc., a Connecticut corporation (“DSCT”) and CMAC, Inc., a Georgia corporation (“CMAC” and together with DSI, DSG, DSCA and DSCT, jointly  and severally, the “Borrower”) whose address is 19655 Descartes, Foothill Ranch, CA  92610, on the other side.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement dated as of December 15, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has advised Bank of the following:  (i) Comamtech Inc. (“Comamtech”) is a corporation existing under the Business Corporations Act (Ontario) (“OBCA”), and 2259736 Ontario Inc. is a wholly-owned subsidiary of Comamtech and incorporated under the laws of the Province of Ontario, Canada (“MergerCo”), (ii) DSI intends to enter into a merger with MergerCo (the “DSI/MergerCo Merger”) to form the Merged Subsidiary which Merged Subsidiary will continue doing business as an OBCA corporation and as a wholly-owned subsidiary of Comamtech, (iii) immediately following the DSI/MergerCo Merger, Comamtech and the Merged Subsidiary will take such action as necessary to become corporations under the laws of the State of Delaware and (iv) in conjunction with or after the action taken in subclause (iii) above, Comamtech, the parent and publicly-traded company, will be renamed DecisionPoint Systems, Inc. and Merged Subsidiary will be renamed DecisionPoint Systems International Inc.  The transactions described in subclauses (ii), (iii) and (iv) are herein, collectively, referred to as the “Comamtech Merger.”  DSI is prohibited from entering into the Comamtech Merger pursuant to Sections 7.2 and 7.3 of the Loan Agreement absent the Bank’s prior written consent.

D.           Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Consent and Amendments to Loan Agreement.

2.1           Modified Financial Covenants.  Section 6.9 of the Loan Agreement is hereby amended in its entirety and shall read as follows:

6.9           Financial Covenants.

Borrower shall maintain as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a)           Liquidity Coverage.  The ratio of (i) unrestricted cash and Cash Equivalents maintained at Bank or Bank Affiliates plus the Availability Amount with respect to the Revolving Line to (ii) the outstanding principal amount of the Term Loan of not less than the following:

For the month ending May 31, 2011 (provided that if the Comamtech Merger has not closed by May 31, 2011, then for the month ending June 30, 2011) and each month ending thereafter:  1.75 to 1.00.

(b)           Profitability.  Commencing with the fiscal quarter ending June 30, 2011 and each fiscal quarter ending thereafter, a minimum positive Adjusted Net Income of $1.00.  For the purposes of this financial covenant, Adjusted Net Income means Net Income plus (i) non-cash stock based compensation plus (ii) expenses relating to the Sigma Transaction and the Comamtech Merger up to an aggregate maximum amount of $1,500,000 plus (iii) any write down of assets (totaling approximately $4,500,000 in the aggregate) acquired as part of the Comamtech Merger, provided that such write down must occur in the fiscal quarter ending June 30, 2011 and/or the fiscal quarter ending September 30, 2011 and provided further that such write down cannot exceed $3,000,000 in the aggregate.

2.2           Modified Definition of Revolving Line Maturity Date.  The definition of “Revolving Line Maturity Date” in Section 13.1 of the Loan Agreement is hereby amended to read as follows:

“Revolving Line Maturity Date” is April 30, 2012.

2.3           Modified Definition of Term Loan Maturity Date.  The definition of “Term Loan Maturity Date” in Section 13.1 of the Loan Agreement is hereby amended to read as follows:

“Term Loan Maturity Date” is the earlier of (a) April 30, 2012 or (b) the date the Revolving Line matures or is otherwise terminated.

2.4           Additional Definitions.  The following definitions are hereby added to Section 13.1 of the Loan Agreement and shall read as follows:

“Comamtech Merger” means that certain series of transactions pursuant to which (i) DecisionPoint Systems, Inc. will merge with 2259736 Ontario Inc. to form Merged Subsidiary, (ii) Merged Subsidiary and Comamtech Inc. will each become corporations organized under the laws of the State of Delaware and (iii) Merged Subsidiary and Comamtech Inc. will changes their names to DecisionPoint Systems International Inc. and DecisionPoint Systems, Inc., respectively.

“Sigma Transaction” means that certain transaction in which DecisionPoint Systems, Inc. (i) executed a Note Purchase Agreement dated approximately May 18, 2011 with Sigma Opportunity Fund II, LLC (“Sigma”), (ii) issued to Sigma a Senior Subordinated Secured Note in the original principal amount of $4,000,000 and (iii) executed a Security Agreement in favor of Sigma pursuant to which DecisionPoint Systems, Inc. granted to Sigma a lien on certain of the assets of DecisionPoint Systems, Inc.

2.5           Modified Compliance Certificate.  The form of Compliance Certificate, attached as Exhibit E to the Loan Agreement, is amended in its entirety to read as set forth on Exhibit E attached hereto.

2.6           Consent to Comamtech Merger.  Bank hereby consents to DSI entering into the Comamtech Merger on the terms previously disclosed to Bank in writing conditioned upon all of the following occurring:

(a)           no Advances based on the Collateral of DSI shall be outstanding prior to, at the time of and after the effectiveness of any part of the Comamtech Merger except as otherwise provided below,

(b)           at the time of the effectiveness of the DSI/MergerCo Merger, the cash currently maintained by Comamtech and the cash currently maintained by MergerCo will be wire transferred to accounts maintained at Bank in the name of DecisionPoint Systems CA, Inc., and

(c)           upon and after the effectiveness of the DSI/MergerCo Merger, no Advances will be made to DSI or the Merged Subsidiary and no assets of Borrower (including any Collateral) may be transferred to Comamtech, DSI or the Merged Subsidiary without the prior written consent of Bank until such time as all of the following have occurred:

(i)           Comamtech and the Merged Subsidiary each becomes a corporation organized under the laws of the State of Delaware,

(ii)          Comamtech and the Merged Subsidiary each becomes a co-Borrower under the Loan Agreement,

(iii)         Comamtech and the Merged Subsidiary each have granted Bank a first-priority security interest in the respective assets of Comamtech and the Merged Subsidiary, and Bank has received such evidence as it deems necessary to confirm the same, and

(iv)         Comamtech and the Merged Subsidiary each have executed all such documents required by Bank in conjunction therewith (including, without limitation, a Cross-Corporate Guaranty).

2.7           Sigma Opportunity Fund II, LLC Subordinated Debt.  Bank acknowledges that DSI has entered into a Note Purchase Agreement dated approximately May 18, 2011 with Sigma Opportunity Fund II, LLC (“Sigma”), pursuant to which DSI issued to Sigma a Senior Subordinated Secured Note in the original principal amount of $4,000,000 (the “Sigma Note”).  The execution by DSI of the Note Purchase Agreement and related documents is referred to herein as the “Sigma Transaction.”  The indebtedness evidenced by the Sigma Note is guaranteed by DSI’s Subsidiaries (the “Subsidiary Guaranty”).  The indebtedness evidenced by the Sigma Note, and the obligations, if any, under the Subsidiary Guaranty, constitute Subordinated Debt (as defined in the Loan Agreement) and are subject to the terms of that certain Subordination Agreement dated May 18, 2011 and executed by and between Sigma and Bank (the “Sigma Subordination Agreement”) and acknowledged by each of the Borrowers.  The lien granted by DSI to Sigma in conjunction with the issuance of the Sigma Note is also subordinated to the lien in favor of Bank and is subject to the terms of the Sigma Subordination Agreement.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended (except to reflect the name change of each Borrower), supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature Page Follows]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER

Silicon Valley Bank	DecisionPoint Systems, Inc.

By: /s/ Derek R. Brunelle	By: /s/ Donald W. Rowley
Name: Derek R. Brunelle	Name: Donald W. Rowley
Title: Dept Team Leader	Title: CFO

BORROWER	BORROWER

DecisionPoint Systems Group, Inc.	DecisionPoint Systems CA, Inc.

By: /s/ Donald W. Rowley	By: /s/ Donald W. Rowley
Name: Donald W. Rowley	Name:Donald W. Rowley
Title: CFO	Title: CFO

BORROWER	BORROWER

DecisionPoint Systems CT, Inc.	CMAC, Inc

By: /s/ Donald W. Rowley	By: /s/ Donald W. Rowley
Name: Donald W. Rowley	Name: Donald W. Rowley
Title: CFO	Title: CFO

EXHIBIT E

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	DECISIONPOINT SYSTEMS, INC., DECISIONPOINT SYSTEMS GROUP, INC., DECISIONPOINT SYSTEMS CA, INC., DECISIONPOINT SYSTEMS CT, INC. AND CMAC, INC.

The undersigned authorized officer of DecisionPoint Systems, Inc., on behalf of DecisionPoint Systems, Inc. and each of its subsidiaries, CMAC, Inc. and DecisionPoint Systems Group, Inc. and each of its subsidiaries, DecisionPoint Systems CA, Inc. and DecisionPoint Systems CT, Inc. (jointly and severally, the “Borrower”), certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Monthly financial statements with Compliance Certificate	Monthly within 45 days		Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days		Yes No
Board Projections	Within 45 days prior to next FY		Yes No
10-Q, 10-K and 8-K, if applicable	Within 5 days after filing with SEC		Yes No
Transaction Report	Weekly and with each Advance, but if no borrowings during the month, then monthly within 15 days		Yes No
A/R & A/P Agings and A/R Reconciliations	Monthly within 15 days		Yes No
Customer Deposit Schedule and Deferred Revenue Report	Monthly within 15 days		Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________
Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis (except as provided for below):
Minimum Liquidity Ratio	1.75 to 1.00	___ to 1.00	Yes No
Minimum Profitability (to be measured on a Quarterly basis)	$1.00	$_________	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

DecisionPoint Systems, Inc.	BANK USE ONLY
Received by:
authorized signer
By:	Date:
Name:
Title:	Verified:
authorized signer

Date:
	Compliance Status:	Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:           ____________________

I.           Minimum Liquidity Ratio (Section 6.9(a))

Required:	1.75 to 1.00

Actual:

A.	Unrestricted cash and Cash Equivalents maintained at Bank and Bank Affiliates	$
B.	Availability Amount of Revolving Line	$
C.	Liquidity (line A plus line B)	$
D.	Outstanding principal amount of Term Loan	$
E.	Liquidity Ratio (line C divided by line D)

Is line E equal to or greater than 1.75 to 1.00?

No, not in compliance	Yes, in compliance

II.           Profitability (Section 6.9(b)

Required:	$1.00

Actual:

A.	Net Income	$
B.	Stock Based Compensation	$
C.	Expenses related to the Sigma Transaction and Comamtech Merger (capped at an aggregate amount of $1,500,000)	$
D.
Write down of assets (totaling approximately $4,500,000) acquired as part of Comamtech Merger (such write down capped at an aggregate of $3,000,000 and must occur in fiscal quarter ending June 30, 2011 and/or fiscal quarter ending September 30, 2011
$
E.	Adjusted Net Income (line A plus line B plus line C plus line D)	$

Is line E equal to or greater than $1.00?

No, not in compliance	Yes, in compliance